Exhibit 99.4

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                              EMPLOYMENT AGREEMENT
                              --------------------

                  THIS EMPLOYMENT AGREEMENT ("Agreement") is made the _____ day of _________________, 200_, by and between Access Worldwide Communications Inc., a Delaware corporation (the "Company"), and Ted Jordan (the "Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, the Company wishes to assure itself of the services of the Employee, and the Employee wishes to serve in the employ of the Company, upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       Employment, Term. The Company hereby employs the Employee on
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the terms hereinafter set forth for a period commencing on January 1, 2007, and ending three (3) years thereafter (the "Term"), unless sooner terminated in accordance with the terms of this Agreement. Notwithstanding the foregoing, if not sooner terminated in accordance with the terms of this Agreement, then on the third anniversary of the date hereof and on each anniversary of the date hereof thereafter, the Term shall be automatically extended for an additional twelve (12) months unless either party, no later than thirty (30) days prior to the applicable anniversary date, advises the other in writing of a desire not to extend.

         2.       Position, Duties. The Employee shall serve as Chief
                  ----------------
Information Officer "CIO" of the Company. The Employee shall perform the Employee's duties and responsibilities hereunder faithfully and diligently, and shall devote the Employee's full business time and attention to the performance of the Employee's duties and responsibilities hereunder.

         3.       Compensation.
                  ------------

                  3.1 Base Salary. During the term of this Agreement, in consideration of the performance by the Employee of the services set forth in
Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at the rate of $200,000 per annum, payable in accordance with the standard payroll practices of the Company. In addition to the base salary payable hereunder, the Employee may be entitled to receive merit increases in salary during the term hereof in such amount and at such times as shall be reasonably determined by the Compensation Committee of the Board of Directors of the Company, in its discretion. In no event shall the failure to grant any such increase (or the amount of any such increase) give rise to a claim by the Employee under this Agreement.

                  3.2 Bonus. The Employee shall be eligible to receive an annual bonus based on achievement of quantitative and qualitative goals as established by the Compensation Committee of the Board of Directors of the Company, in its sole discretion. Any bonus awarded hereunder shall be paid contemporaneously with other discretionary bonuses paid to member of the Executive Committee of the Company.

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         4.       Expense Reimbursement. During the Term of the Employee's
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employment by the Company pursuant to this Agreement, the Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by the Employee in connection with the performance of the Employee's duties hereunder, upon the presentation of proper accounts therefore in accordance with the Company's policies, so long as such reasonable and necessary expenses are also consistent with the Company's policies, practices, and procedures as may be in effect at the time.

         5.       Other Benefits. During the Term of the Employee's employment
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by the Company pursuant to this Agreement, the Employee shall be entitled to receive four (4) weeks paid vacation time per annum (which shall not carry forward year-to-year and are not otherwise compensable); shall receive an automobile allowance of $500 per month; and shall be entitled to such other benefits (including without limitation customary medical, dental, vision, and other insurance) as are from time to time made available to other similarly situated employees of the Company, on the same terms as are available to such similarly situated employees, it being understood that the Employee shall be required to make the same contributions and payments in order to receive any of such benefits as may be required of such similarly situated employees.

         6.       Termination of Employment.
                  -------------------------

                  6.1 Death. In the event of the death of the Employee during the Term of this Agreement, the Company shall pay to the estate or other legal representative of the Employee (i) the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the Employee's date of death and not theretofore paid, and (ii) if a discretionary bonus under Section 3.2 has been awarded and approved, but not yet paid, the discretionary bonus so awarded and approved but not yet paid, pro-rated through the Employee's date of death. Neither the estate nor other legal representative of the Employee shall have any further rights under this Agreement.

                  6.2 Disability. If the Employee shall become incapacitated by reason of sickness, accident or other physical or mental disability and shall for a period of thirty (30) consecutive days be unable to perform the Employee's normal duties hereunder, with or without reasonable accommodation, the employment of the Employee hereunder may be terminated by the Company upon ten (10) days' prior written notice to the Employee. Promptly after such termination, the Company shall pay to the Employee (i) the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid, and (ii) if a discretionary bonus under Section 3.2 has been awarded and approved, but not yet paid, the discretionary bonus so awarded and approved but not yet paid, pro-rated through the date of such termination. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10.

                  6.3 Due Cause. The employment of the Employee hereunder may be terminated by the Company at any time during the Term of this Agreement for Due Cause (as hereinafter defined). In the event of such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid the Employee, and, after the satisfaction of any claim of the Company against the Employee arising as a direct and proximate result of such Due Cause, neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10. For purposes of this Agreement, the term "Due Cause" shall be defined as (i) the inability of the Employee, for any reason other than authorized vacation, to perform the Employee's duties under this Agreement for a period of twenty (20) consecutive business days; (ii) dishonesty; (iii) theft; (iv) conviction of a felony; (v) any breach of, or failure to perform under or in accordance with, this Agreement; (vi) the failure of the Employee, for any reason, within five
(5) calendar days after receipt by the Employee of a written notice from the Company, to correct, cease, or otherwise alter any conduct or failure to act by the Employee which the Company, in its reasonable discretion, considers insubordination or which the Company considers material to its operation; and
(vii) any other act, omission, or series or combination of same, which the law recognizes as constituting "cause" for termination of employment.

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                  6.4        Other Termination by the Company. The Company may
terminate the Employee's employment prior to the expiration of the Term of this Agreement for whatever reason it deems appropriate; provided, however, that in the event that such termination is not pursuant to Sections 6.1, 6.2, or 6.3, the Company shall continue to pay to the Employee (or the Employee's estate or other legal representative in the case of the death of the Employee subsequent to such termination), (i) the salary provided for in Section 3.1 (at the annual rate then in effect), in the same periodic installments as the Employee's annual salary was until then paid, for nine (9) months following the date of termination, and (ii) if a discretionary bonus under Section 3.2 has been awarded and approved, but not yet paid, the discretionary bonus so awarded and approved but not yet paid, pro-rated through the date of such termination. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10.

                  6.5 Termination by the Employee. This Agreement may be terminated by the Employee, at any time. In the event such termination is for Good Reason within thirty (30) days of a Change of Control (as such terms are hereinafter defined), then the Company shall continue to pay to the Employee (or his estate or other legal representative in the case of the death of the Employee subsequent to such termination), (i) the salary provided for in Section
3.1 (at the annual rate then in effect), in the same periodic installments as his annual salary was until then paid, until the earlier of (x) the then scheduled expiration of the term hereof, or (y) twelve (12) months following the date of such termination, and (ii) if a discretionary bonus under Section 3.2 has been awarded and approved for the current year, but not yet paid, the discretionary bonus so awarded and approved but not yet paid, pro-rated through the date of such termination (provided, however, that if no such discretionary bonus has been awarded and approved for the current year, but such a discretionary bonus had been awarded, approved, and paid for the immediately preceding year, then the Employee shall receive an amount equal to the immediately preceding year's discretionary bonus, reduced by pro-ration through the date of termination). In the event the Employee's employment hereunder is terminated by the Employee for any reason other than Good Reason, the Company shall pay to the Employee the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid the Employee. In either case, after the satisfaction of any claim the Company may have against the Employee arising during Employee's employment with the Company, neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and
10. As used herein, the term "Good Reason" shall mean (i) a reduction in the Employee's annual base salary; or (ii) a change in the Employee's duties and responsibilities which represents a substantial reduction of the duties and responsibilities which existed immediately prior thereto or the assignment to the Employee of any substantial new duties or responsibilities inconsistent with those which existed immediately prior thereto; or (iii) the requirement by the Company that the Employee (without the consent of the Employee) work out of a location more than fifty (50)

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miles away from the Employee's then-current work location, except for reasonably required travel on the Company's business. In the event Employee terminates for Good Reason, the Company shall continue to pay to the Employee (or the Employee's estate or other legal representative in the case of the death of the Employee subsequent to such termination), (i) the salary provided for in Section
3.1 (at the annual rate then in effect), in the same periodic installments as the Employee's annual salary was until then paid, for nine (9) months following the date of termination, and (ii) if a bonus under Section 3.2 is approved and awarded to the rest of the Executive Committee for the fiscal year of termination, the bonus will be prorated and paid through the Employee's date of termination (provided, however that if no such bonus has been awarded and approved for the fiscal year of death, but such bonus has been awarded and approved for the immediately preceding year, then the Employee shall receive an amount equal to the immediately preceding year's bonus reduced by pro-ration through the date of termination). Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10. For purposes of this Agreement, a "Change in
Control" shall be deemed to occur (1) on the effective date of any merger, consolidation, or reorganization which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than an majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets; or (2) on the date of closing of any tender offer or exchange offer for, or the acquisition, directly or indirectly, by any person or group of, all or a majority of the then outstanding voting securities of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale, or disposition own, directly or indirectly, immediately following such merger, consolidation, sale, or disposition at least a majority of the combined voting power of all outstanding classes of securities of the Company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale, or disposition.

                  6.6 Rights to Benefits. Upon termination of employment under any provision contained in this Section 6, rights and benefits of the Employee, the Employee's estate or other legal representative under the employee benefit plans and programs of the Company, if any, will be determined in accordance with the terms and provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9 and 10.

         7.       Confidential Information.
                  ------------------------

                  7.1 (a) The Employee shall, during the Employee's employment with the Company and at all times thereafter, treat all confidential material (as hereinafter defined) of the Company or any of the Company's subsidiaries, affiliates or parent entities (the Company and the Company's subsidiaries, affiliates and parent entities being hereinafter collectively referred to as the "Company Group") confidentially. The Employee shall not, without the prior written consent of the Board of Directors, disclose such confidential material, directly or indirectly, to any party, who at the time of such disclosure is not an employee or agent of any member of the Company Group, or remove from the Company's premises any notes or records relating thereto, copies or facsimiles thereof (whether made by electronic, electrical, magnetic, optical, laser, acoustic or other means), or any other property of any member of the Company Group. The Employee agrees that all confidential material, together with all notes and records of the Employee relating thereto, and all copies or facsimiles thereof in possession of the Employee (whether made by the foregoing or other means) are the exclusive property of the Company.

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                             (b) For the purposes hereof, the term "confidential
material" shall mean all information in any way concerning the activities, business or affairs of any member of the Company Group or any of the customers of any member of the Company Group, including, without limitation, information concerning trade secrets, together with all sales and financial information concerning any member of the Company Group and any and all information concerning projects in research and development or marketing plans for any products or projects of the Company Group, and all information concerning the practices and customers of any member of the Company Group; provided however, that the term "confidential material" shall not include information which becomes generally available to the public other than as a result of a disclosure by the Employee.

                  7.2 Promptly upon the request of the Company, the Employee shall deliver to the Company all confidential material relating to any member of the Company Group in the possession of the Employee without retaining a copy thereof (provided, however, that the Employee shall be entitled to retain a list of such confidential material so long as the form of such list is reasonably acceptable to the Company), unless, in the written opinion of counsel for the Company delivered to the Employee, either returning such confidential material or failing to retain a copy thereof would violate any applicable Federal, state, local or foreign law, in which event such confidential material shall be returned without retaining any copies thereof as soon as practicable after such counsel advises in writing to the Employee that the same may be lawfully done.

                  7.3 In the event that the Employee is required, by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, to disclose any confidential material relating to any member of the Company Group, the Employee shall provide the Company with prompt notice thereof so that the Company may seek an appropriate protective order and/or waive compliance by the Employee with the provisions hereof.

         8.       Non-Competition.
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                  8.1        The Employee acknowledges that the services to be
rendered by the Employee to the Company are of a special and unique character. The Employee agrees that, in consideration of the Employee's employment hereunder, the Employee will not, directly or indirectly, (a) so long as the Employee is employed pursuant to this Agreement and for such time that the Employee receives the Severance Pay, engage, whether as principal, agent, investor, distributor, representative, stockholder, employee, consultant, volunteer or otherwise, with or without pay, in any activity or business venture, which is competitive with the business of the Company or any other members of the Company Group; or (b) so long as the Employee is employed pursuant to this Agreement and for two (2) years thereafter, (x) solicit or entice or endeavor to solicit or entice away any of the clients or customers of any member of the Company Group, either on the Employee's own account or for any other person firm, corporation or organization, (y) solicit or entice or endeavor to solicit or entice away from any member of the Company Group any person who was or is at the time of solicitation, a director, officer, employee, agent or consultant of such member of the Company Group, on the Employee's own account or for any person, firm, corporation or other organization, whether or not such person would commit any breach of such person's contract of employment by reason of leaving the service of such member of the Company Group, or (z) employ any person who was or is at the time of the solicitation, a director, officer or employee of any member of the Company Group or any person who is or may be likely to be in possession of any confidential information or trade secrets relating to the business of any member of the Company Group; or (c) at any time make any statement, or engage in any act or omission, which might reasonably be expected to disparage or impair the business and/or reputation of any member of the Company Group.

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                  8.2        The Employee and the Company agree that if, in any
proceeding, the court or authority shall refuse to enforce the covenants herein set forth because such covenants cover too extensive a geographic area or too long a period of time, any such covenant shall be deemed appropriately amended and modified in keeping with the intention of the parties to the maximum extent permitted by law.

                  8.3 The Employee expressly acknowledges and agrees that the covenants and agreements set forth in this Section 8 are reasonable in all respects, and necessary in order to protect, maintain and preserve the value and goodwill of the Company Group, as well as the proprietary and other legitimate business interests of the members of the Company Group. The Employee acknowledges and agrees that the covenants and agreements of the Employee set forth in this Section 8 constitute a significant part of the consideration given by the Employee to the Company in exchange for the salary and benefits provided for in this Agreement, and are a material reason for such payment.

         9.       Intellectual Property.
                  ---------------------

                  9.1 Any and all intellectual property, inventions or software made, developed or created by the Employee (a) during the Term of this Agreement or (b) within a period of one (1) year after the termination of the Employee's employment with the Company, which reasonably relate to services rendered by the Employee to the Company during the Term of the Employee's employment by the Company (each, an "Invention") , whether at the request or suggestion of the Company or otherwise, whether alone or in conjunction with others, and whether during regular working hours or otherwise, shall be promptly and fully disclosed by the Employee to the Board of Directors of the Company and shall be the Company's exclusive property as against the Employee, and the Employee shall promptly deliver to the Board of Directors all papers, drawings, models, data and other material relating to any Invention made, developed or created by the Employee as aforesaid.

                  9.2 The Employee hereby expressly acknowledges and agrees that any Invention developed or created by the Employee during the Term of this Agreement which reasonably relates to services rendered by the Employee to the Company during the Employee's employment by the Company shall be considered "works made for hire" within the meaning of the Copyright Act of 1976, as amended (17 U.S.C. Section 101). Each such Invention as well as all copies of such Invention in whatever medium fixed or embodied, shall be owned exclusively by the Company as of the date of creation.

                  9.3 The Employee shall, upon the Company's request and without any payment therefore, execute any documents necessary or advisable in the opinion of the Company's counsel to direct issuance of patents or copyrights of the Company with respect to such Invention as are to be in the Company's exclusive property as against the Employee under this Section 9 or to vest in the Company title to such inventions as against the Employee, the expense of securing any such patent or copyright, to be borne by the Company. In addition, the Employee agrees not to file any patent, copyright or trademark applications related to such Invention.

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         10.      Equitable Relief. In the event of a breach or threatened
                  ----------------
breach by the Employee of any of the provisions of Sections 7, 8, or 9 of this Agreement, the Employee hereby consents and agrees that the Company shall be entitled to pre-judgment injunctive relief or similar equitable relief restraining the Employee from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by the Employee under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting a bond or other security. The parties hereby expressly consent to the personal jurisdiction of the state and federal courts located in Arlington, Virginia for any action or proceeding arising under this Section 10. Nothing herein shall be constructed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have.

         11.      Successors and Assigns.
                  ----------------------

                  11.1 Assignment by the Company. The Company may assign this Agreement to any member of the Company Group or successor to the Company, and the Employee hereby consents to such assignment.

                  11.2 Assignment by the Employee. The Employee may not assign this Agreement or any part hereof.

         12.      Governing Law. This Agreement shall be deemed a contract
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made under, and for all purposes shall be construed in accordance with, the laws of the Commonwealth of Virginia, without reference to its conflict of laws provisions. Employee and the Company hereby expressly consent to the personal jurisdiction of the state and federal courts located in Arlington, Virginia for any action or proceeding arising from or relating to this Agreement.

         13.      Entire Agreement. This Agreement contains all the
                  ----------------
understandings and representations between the parties hereto pertaining to the subject matter hereof and supersedes, in their entirety, all undertakings and agreements, whether oral or in writing, if there by any, previously entered into by them with respect to employment, severance, and any and all other matters set forth or reasonably contemplated herein.

         14.      Modification and Amendment; Waiver. The provisions of the
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Agreement may be modified, amended or waived, but only upon the written consent of the party against whom enforcement of such modification, amendment or waiver shall be effective only to the extent set forth in such writing. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power, or remedy preclude any further exercise thereof or of any other right, power or remedy.

         15.      Notices. Any notices, demands or other communication given in
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connection herewith shall be in writing and be deemed given (i) when personally delivered, (ii) sent by facsimile transmission to a number provided in writing by the addressee and a confirmation of the transmission is received by the sender or (iii) three (3) days after being deposited for delivery with a recognized overnight courier, such as FedEx, with directions to deliver within three (3) days, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such party may designate in accordance herewith:

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                  When the Company is the intended recipient:

                           Access Worldwide Communications, Inc.
                           Attention: President and Chief Executive Officer 1820 North Fort Myer Drive
                           4th Floor
                           Arlington, VA 22209
                           Facsimile No.:

                  When the Employee is the intended recipient:

                           Ted Jordan

                           XXXXXXXXXXX
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                           XXXXXXXXXXX
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         16.      Severability. Should any provision of this Agreement be held
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by a court of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

         17.      Survivorship. The respective rights and obligations of the
                  ------------
parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN:

For the Company                                        For the Employee

       /s/Shawkat Raslan                                   /s/Ted Jordan
       -------------------------------------               ---------------------
By:    Shawkat Raslan                                  By: Ted Jordan
Title: Chairman, Chief Executive Officer and
       President

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